UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2010

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 10, 2010, CareFusion Corporation (the “Company”) issued a news release (the “News Release”) announcing its results for the quarter and fiscal year ended June 30, 2010. A copy of the News Release is furnished as Exhibit 99.1 to this report.

A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations is furnished as Exhibit 99.3 to this report.

Item 2.05	Costs Associated with Exit or Disposal Activities

In the News Release, the Company announced a global restructuring program pursuant to which the Company expects to reduce its cost structure and streamline its operations. The Company expects the restructuring to deliver $85 million to $95 million in savings in the fiscal year ending June 30, 2011, and increasing $25 million to $110 million to $120 million annually in the fiscal year ending June 30, 2012. As part of this restructuring, the Company anticipates reducing its global workforce by approximately 700 positions in the fiscal year ending June 30, 2011. The Company expects the program to be substantially completed by the end of the fiscal year ending June 30, 2011.

As a result of the restructuring program, the Company estimates incurring total pre-tax one-time expenses and cash outlays of approximately $40 million to $50 million in the fiscal year ending June 30, 2011, primarily related to one-time employee separation benefits and other costs.

Item 7.01	Regulation FD Disclosure

During a conference call scheduled to be held at 2:00 p.m. PDT on August 10, 2010, the Company’s Chairman and Chief Executive Officer and Chief Financial Officer will discuss the Company’s results for the quarter and fiscal year ended June 30, 2010 and the outlook for the fiscal year ending June 30, 2011. The slide presentation for the conference call is furnished as Exhibit 99.2 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	News release issued by CareFusion Corporation on August 10, 2010 announcing results for the quarter and fiscal year ended June 30, 2010*

99.2	Slide presentation*

99.3	Information disclosed by CareFusion Corporation on August 10, 2010*

*	Furnished herewith.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the timing of the Company’s global restructuring program discussed above, expected savings related to the program, anticipated reductions in its workforce and estimated expenses relating to the implementation of the program. In particular, all of the costs and savings discussed in this Current Report are estimates and are therefore subject to change. These forward-looking statements give the Company’s current expectations or forecasts and are based upon management’s expectations that involve a number of risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to the timing of the reduction in the Company’s workforce and payment of related separation benefits. Except to the limited extent required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: August 10, 2010	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	News release issued by CareFusion Corporation on August 10, 2010 announcing results for the quarter and fiscal year ended June 30, 2010*

99.2	Slide presentation*

99.3	Information disclosed by CareFusion Corporation on August 10, 2010*

*	Furnished herewith.